UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2026

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 11, 2026, Avantor, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2025, as well as a realignment of its reportable business segments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On February 11, 2026, the Company issued the press release described in Item 2.02 above, which also announced a realignment of the Company’s reportable business segments. The Company will hold a conference call to discuss these developments and its financial results for the quarter and year ended December 31, 2025 at 8:00 a.m. ET on February 11, 2026.
Effective in the first quarter of 2026, the Company is realigning its business units into two reportable segments: VWR Distribution & Services and Bioscience & Medtech Products.
To assist investors in understanding the effects of these segment reporting changes on the Company’s historical results, the Company is furnishing herewith as Exhibit 99.2 unaudited supplemental recast financial information for each quarter of fiscal year 2025 and for the fiscal years ended December 31, 2023, 2024, and 2025, reflecting the segment changes described above. The revised segment reporting will be reflected in the Company’s financial statements beginning with its Quarterly Report on Form 10‑Q for the quarter ending March 31, 2026.
The information in this Item 2.02 and Item 7.01 of this Current Report on Form 8‑K, including Exhibits 99.1 and 99.2, is being “furnished” pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Avantor, Inc. Earnings Press Release dated February 11, 2026
99.2	Unaudited Supplemental Summary Financial Information
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: February 11, 2026	By:	/s/ Steven Eck
		Name:	Steven Eck
		Title:	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)